SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 3, 1999
                                                           -----------


                                CIGNA Corporation
                                -----------------
             (Exact name of registrant as specified in its charter)



       Delaware                      1-8323                     06-1059331
       --------                      ------                     ----------
(State or other jurisdiction      (Commission                  (IRS Employer
   of incorporation)               File Number)              Identification No.)



                      One Liberty Place, 1650 Market Street
                      Philadelphia, Pennsylvania 19192-1550
                      -------------------------------------
               (Address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area code:


                                 (215) 761-1000
                                 --------------


                                 Not Applicable
                       ----------------------------------
          (Former name or former address, if changed since last report)

Item 5.    Other Events.
           -------------

         A. On May 3, 1999, the registrant issued a news release, a copy of which is filed as Exhibit 20 hereto and is incorporated herein by reference.


CAUTIONARY STATEMENT FOR PURPOSES OF THE 'SAFE HARBOR' PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

         Oral statements made by individuals authorized to speak on behalf of CIGNA Corporation ("CIGNA") that do not deal with historical results are forward-looking and are based on estimates, assumptions and projections. CIGNA cautions that actual results could differ materially from those expected by CIGNA, depending on the outcome of certain factors including: 1) adverse catastrophe experience in CIGNA's property and casualty businesses; 2) adverse property and casualty loss development for events that CIGNA insured in prior years; 3) an increase in medical costs in CIGNA's health care operations, including increases in utilization and costs of medical services; 4) heightened competition, particularly price competition, reducing product margins and constraining growth in CIGNA's businesses; 5) significant changes in interest rates; 6) significant stock market declines resulting in payments contingent on certain variable annuity account values; 7) the effect on CIGNA's international operations and investments from further significant deterioration in Latin American and Asian economies; and 8) proposals to change federal corporate income taxes.


Item 7.  Financial Statements and Exhibits.
         ----------------------------------

          (c) The exhibit accompanying this report is listed in the Index to Exhibits.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         CIGNA CORPORATION



Date:  May 4, 1999                       By: /s/ James A. Sears
                                            ----------------------
                                            James A. Sears
                                            Vice President and
                                            Chief Accounting Officer

                                Index to Exhibits
                                -----------------

Number                     Description                      Method of Filing
------                     -----------                      ----------------

20                         CIGNA Corporation                Filed herewith
                           news release dated
                           May 3, 1999

CIGNA  CORPORATION
COMPARATIVE  SUMMARY  OF  FINANCIAL  RESULTS
(Dollars in millions, except per share amounts)
                                                                                 [CIGNA LOGO]
--------------------------------------------------------------------------------------------------
                                                                             Three Months Ended
                                                                                 March 31,
                                                                           1999             1998
--------------------------------------------------------------------------------------------------
REVENUES
    Premiums and fees                                                  $   4,263         $   3,901
    Net investment income                                                    858               937
    Other revenues                                                           237               198
    Gain on sale of business (1)                                               0               316
    Realized investment gains                                                 42                59
--------------------------------------------------------------------------------------------------
         Total                                                         $   5,400         $   5,411
-----------------------------------------------------------------------===========================

OPERATING INCOME (LOSS) BY SEGMENT (1)(2)
    Employee Health Care, Life and Disability Benefits:
        Indemnity operations                                           $      63         $      69
        HMO operations                                                        94                62
                                                                       ---------         ---------
          Total Employee Health Care, Life and Disability Benefits           157               131
    Employee Retirement Benefits and Investment Services                      63                61
    International Life, Health and Employee Benefits                           3                 9
    Other Operations                                                          30               233
    Corporate                                                                (20)              (18)
                                                                       ---------         ---------
          Employee Benefits Businesses and Other                             233               416
    Property and Casualty:
       International                                                           3                22
       Domestic                                                               15                19
                                                                       ---------         ---------
          Ongoing operations                                                  18                41
       Run-off operations                                                      0                 0
                                                                       ---------         ---------
             Total Property and Casualty                                      18                41
--------------------------------------------------------------------------------------------------
        Total                                                          $     251         $     457
-----------------------------------------------------------------------===========================

INCOME (LOSS) BEFORE  CUMULATIVE  EFFECT OF ACCOUNTING  CHANGE
    Employee Health Care, Life and Disability Benefits:
        Indemnity operations                                           $      69         $      87
        HMO operations                                                        94                62
                                                                       ---------         ---------
          Total Employee Health Care, Life and Disability Benefits           163               149
    Employee Retirement Benefits and Investment Services                      64                67
    International Life, Health and Employee Benefits                           3                 9
    Other Operations                                                          30               235
    Corporate                                                                (19)              (18)
                                                                       ---------         ---------
          Employee Benefits Businesses and Other                             241               442
    Property and Casualty:
       International                                                          17                27
       Domestic                                                               17                19
                                                                       ---------         ---------
          Ongoing operations                                                  34                46
       Run-off operations                                                      4                 7
                                                                       ---------         ---------
             Total Property and Casualty                                      38                53
--------------------------------------------------------------------------------------------------
        Total                                                          $     279         $     495
-----------------------------------------------------------------------===========================

DILUTED EARNINGS PER SHARE:
    Operating income                                                   $    1.21         $    2.10
    After-tax realized investment gains                                     0.13              0.17
--------------------------------------------------------------------------------------------------
    Income before cumulative effect of accounting change                    1.34              2.27
    Cumulative effect of accounting change, net of tax                     (0.43)            (0.00)
--------------------------------------------------------------------------------------------------
    Net income                                                         $    0.91         $    2.27
-----------------------------------------------------------------------===========================
    Weighted average shares (in thousands)                               207,708           217,755
-----------------------------------------------------------------------===========================

SHAREHOLDERS' EQUITY at March 31:                                      $   7,869         $   8,325
-----------------------------------------------------------------------===========================

SHAREHOLDERS' EQUITY PER SHARE at March 31:                            $   38.68         $   38.58
-----------------------------------------------------------------------===========================

(1) Reflects the pre-tax gain of $316 million ($202 million after-tax) recognized as of January 1, 1998 in connection with the sale of the individual life insurance and annuity business.

(2) Operating income (loss) is defined as net income (loss) excluding after-tax realized investment results. Operating income in 1999 also excludes the cumulative effect of adopting a new accounting pronouncement for insurance-related assessments.